February 28, 2020

SUPPLEMENT TO

HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND

(CLASS A, CLASS I, CLASS SDR)

PROSPECTUS

DATED NOVEMBER 1, 2019

This Supplement contains new and additional information and should be read in conjunction with your Prospectus.

Effective immediately, in the section entitled “Sales Charges – Class A Shares – Purchase of Class A Shares,” the table and corresponding footnote are deleted in their entirety and replaced with the following:

Sales Charge as a % of:

Amount of Investment	Public Offering Price	Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 – $99,999	2.50%	2.56%	2.00%
$100,000 – $249,999	2.25%	2.30%	1.75%
$250,000 – $499,999	1.75%	1.78%	1.25%
$500,000 – $999,999	1.25%	1.27%	1.00%
$1 million or more*	0.00%	0.00%	0.00%

* A maximum CDSC of 1.00% will be imposed on repurchases of these shares (exclusive of shares purchased with reinvested dividends and/or distributions) within the first 18 months after the initial sale. The Adviser intends to pay a commission to financial intermediaries who place an order for a single purchaser based on the rates set forth in the section below entitled “Contingent Deferred Sales Charge and Dealer Reallowance.”

This Supplement should be retained with your Prospectus for future reference.

HV-7513SOI	February 2020

February 28, 2020

SUPPLEMENT TO

HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND

(CLASS A, CLASS I, CLASS SDR)

statement of additional information

DATED NOVEMBER 1, 2019

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

Effective immediately, the above referenced Statement of Additional Information is revised as set forth below:

In the section entitled “Fund Management - Investment Adviser,” the fifth paragraph is deleted in its entirety and replaced with the following:

HFMC also provides the Fund with accounting services pursuant to the fund accounting agreement by and between the Fund and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, the Fund pays HFMC a fee. Effective January 1, 2020, the fund accounting agreement with respect to the Fund was modified to reflect a new fee structure. Under this revised fee structure, HFMC is entitled to receive the following fee with respect to the Fund: the sub-accounting fee payable by HFMC to State Street plus the amount of expenses that HFMC allocates for providing the fund accounting services.

This Supplement should be retained with your Statement of Additional Information for future reference.